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                         THE ADVISORS' INNER CIRCLE FUND

                 SAGE CORPORATE BOND FUND-Registered Trademark-

                       SUPPLEMENT DATED DECEMBER 14, 1999
                      TO THE PROSPECTUS DATED MARCH 1, 1999

         The Prospectus dated March 1, 1999, for the SAGE Corporate Bond Fund (the "Fund") is hereby amended and supplemented as follows:

The Fund's Adviser has discontinued the voluntary reimbursement of expenses as of December 8, 1999. Consequently, in the section "FUND FEES AND EXPENSES," the footnote under "ANNUAL FUND OPERATING EXPENSES" should be amended to read:

* The Fund's total actual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser was voluntarily waiving a portion of its fees and reimbursing certain expenses in order to keep operating expenses at a specified level. Effective December 8, 1999, the Adviser discontinued its voluntary reimbursement of fund expenses. Assuming the Adviser's voluntary fee waivers, but restating actual fund expenses so as not to include any reimbursements by the Adviser, the Fund's actual total operating expenses would have been as follows:

         SAGE Corporate Bond Fund                    2.11%

At a special meeting held on December 14, 1999, the Board of Trustees of the Advisors' Inner Circle Fund voted to close the SAGE Corporate Bond Fund. This decision was made after careful consideration of all of the factors concerning management of the Fund, most notably an increase in expense ratio to Fund shareholders. The Fund intends to liquidate and distribute its net assets and cease operations on or before December 31, 1999.



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